UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2021, Causeway International Small Cap Fund’s (the “Fund’s”) Institutional Class returned 26.28% and Investor Class returned 26.11% compared to the MSCI ACWI ex USA Small Cap Index (Gross) (“Index”) return of 25.30%. Since the Fund’s inception on October 20, 2014, its average annual total returns are 7.65% for the Institutional Class and 7.42% for the Investor Class compared to the Index’s average annual total return of 9.07%. As of March 31, 2021, the Fund had net assets of $60.2 million.

Performance Review

With the news of effective vaccines in November 2020 portending a light at the end of the tunnel of the Covid-19 pandemic, equity markets experienced a sharp reversal in momentum. Cyclically exposed stocks, particularly those hardest hit by the coronavirus lockdowns (such as companies exposed to air travel), rebounded strongly during the period. The vaccine announcements in the fourth quarter of 2020 and the subsequent vaccine rollouts in the first quarter of 2021 amplified investor sentiment for a normalization in global air traffic and further economic reopening. The March reading of the IHS Markit US Composite Purchasing Managers’ Index (“PMI”) signaled the fastest upturn in private sector business activity in over six years, with a notable rebound in the service sector. US President Joe Biden signed a $1.9 trillion stimulus package during March; we estimate the full impact of the Covid-19 relief stimulus packages to flow through to the real economy in the second half of 2021 and into 2022. We believe US 10-Year bond yields may reach 2% by the end of 2021, if not earlier, as market participants price in higher future short-term growth and inflation expectations. However, central banks will likely accelerate bond buying if real long-term interest rates stay above zero, as such a rate rise could hinder economic recovery. The effects of monetary and fiscal stimulus, combined with an end to the most devastating aspects of the pandemic restrictions as vaccination campaigns progress, have brought a longer-term concern into focus: inflation. Wage pressures in most developed markets appear mild, but manufacturing input costs are rising sharply. The rapid reopening of economies and consumers’ pent up demand could lead to a surge in spending, thereby adding to inflation pressures. However, we believe the long-term deflationary forces of demographics and technological advancement (such as digitization and automation) remain in place. The UK’s successful vaccine rollout continued apace, with over 46% of adults receiving at least one dose, a slightly higher percentage than in the US for the same period. Correspondingly, optimism for an end to the pandemic became evident in certain economic data. The UK Services PMI jumped to 56.8 in March, up from 49.5 in February. Service providers were encouraged by signs of consumers’ pent up demand and business optimism in the UK reached its highest level since early 2004. In the Eurozone, manufacturing output rose in March, driven by a strong rebound in global goods demand. Output and new orders increased at record rates. Nonetheless, a clear link between the pace of vaccine rollouts and a resumption in services activity persisted. The European Union’s rollout of vaccinations remains challenging; only 11% of the population have thus far received a dose. This perpetuated the dichotomy between manufacturing and services sector activity, with the March Eurozone services PMI reading of 48.8 indicating contraction. China’s economy has rapidly recovered from the pandemic lockdowns last year. Authorities announced a moderate tightening of monetary policy measures during the first quarter of 2021, mainly to address the risk of overheating in select areas of the economy. The lagged effect of fiscal stimulus packages in other regions, though, may amplify China’s already robust rebound from Covid-19. The US’s recent bumper stimulus package could meaningfully

2	Causeway International Small Cap Fund

increase China’s exports to the US over the next two years. High demand for Chinese goods, coupled with the resilient domestic economy, should, in our view, give authorities leeway to address areas of concern via monetary policy without impacting economic growth. The best performing markets in our investable universe included Ireland, Indonesia, Greece, South Africa, and the Netherlands. The biggest laggards included Peru, Egypt, Qatar, Belgium, and Hungary. The best performing sectors in the Index were energy, financials, and industrials, while health care, consumer staples, and real estate were the worst performing Index sectors.

To evaluate stocks in our investable universe, our multi-factor quantitative model examines four bottom-up factor categories — valuation, earnings growth, technical indicators, and competitive strength — and two top-down factor categories — macroeconomic and country aggregate. In December 2020, we added competitive strength factors to supplement our existing financial strength alpha factors. After extensive research, we found that an industry’s competitive landscape and a company’s position within it have been closely linked to changes in profitability and, ultimately, a stock’s return potential. These new alpha factors examine current levels and longer-term trends in a broad range of metrics relevant to competitive strength: margins, returns, competition, industry structure, market share, and balance sheet strength. Our valuation factor posted the strongest returns during the period. Our earnings growth and competitive strength factors were relatively flat during the period. Our technical indicators delivered negative performance. Our macroeconomic and country aggregate factors both posted negative returns. From a sector perspective, holdings in the industrials, consumer discretionary, and information technology sectors contributed the most to relative performance versus the Index, while positioning in the health care, communication services, and energy sectors were the largest relative detractors. The top individual contributors were postal services & courier company, Royal Mail Plc (United Kingdom), photovoltaics components manufacturer, Daqo New Energy (China), textile producer, Hyosung TNC Corp. (South Korea), online gambling operator, Kindred Group Plc (Sweden), and semiconductor services provider, BE Semiconductor Industries NV (Netherlands). The top detractors from performance included gold miner, Centamin Plc (United Kingdom), rubber products manufacturer, Kossan Rubber Industries Bhd. (Malaysia), pharmaceuticals producer, Pharma Mar SA (Spain), in-vitro diagnostics company, Seegene, Inc. (South Korea), and rubber products manufacturer, Sri Trang Agro-Industry Public Co. Ltd. (Thailand).

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the period as a result of our quantitative investment process. The largest increases in active weightings (compared to Index weightings) were to the consumer discretionary, materials, and industrials sectors and the biggest reductions in active weightings were to the health care, consumer staples, and communication services sectors. Notable changes in the Fund’s active country weightings included increases to exposures in Australia, Hong Kong, and Canada. We reduced active exposures to Sweden, India, and the United Kingdom.

Significant purchases in the first half of the fiscal year included purchases of the following new securities: ocean shipping company, Yang Ming Marine Transport Corp. (Taiwan), online gambling operator, Kindred Group Plc (Sweden), mining company, Mineral Resources Ltd. (Australia), textile producer, Hyosung TNC Corp. (South Korea), and lumber producer, Interfor Corp. (Canada). The largest sales during the period included the following full exits from the

Causeway International Small Cap Fund	3

Fund: pharmaceuticals manufacturer, Granules India Ltd. (India), pharmaceuticals producer, Pharma Mar SA (Spain), video game holding company, Embracer Group AB (Sweden), and industrial valve manufacturer, VAT Group AG (Switzerland), along with a reduced exposure to online trading services provider, Plus500 Ltd. (United Kingdom).

Investment Outlook

Though we analyze many different stock selection factors in our alpha model, value factors receive the largest weight on average. Although value was under significant pressure in 2020, it has proven resilient in recent months. We believe there is more “catching up” to come. Macroeconomic data is becoming increasingly supportive of value outperformance according to historical relationships. Higher interest rates favor value stocks since increasing discount rates will penalize longer duration growth stocks whose cash flows are expected farther in the future. Increasing inflation expectations and a steepening yield curve directly benefit financials (via net interest margins) but also support industrials and other cyclicals via strengthening growth expectations. Recovering commodity prices also signal improving growth prospects and directly benefit the materials and energy sectors. As of March 31, the MSCI ACWI ex USA Small Cap Growth Index traded at a 24.1x forward price-to-earnings multiple compared to 14.0x for the MSCI ACWI ex USA Small Cap Value Index, a 73% premium. We believe that value’s relative performance should improve as inflation expectations increase, the yield curve steepens, COVID-19 vaccine distribution accelerates, and economies reopen.

While value receives the largest weight on average, the sheer breadth of the international small cap universe means that the typical tradeoffs in portfolio characteristics do not necessarily apply. In addition to value, we look for favorable growth, momentum, and quality characteristics. We believe that, at many points in time, our portfolio has exhibited more attractive metrics relative to the Index across all factor categories simultaneously.

Smaller cap equities are currently exhibiting a higher long-term earnings-per-share growth trend than larger cap equities. Additionally, international smaller cap equities have exhibited greater valuation dispersion than larger cap equities on both a forward-earnings-yield basis and a price-to-book value basis, indicating more information content in valuation ratios for these equities. This characteristic has allowed us to construct a portfolio with lower valuation ratios relative to the Index without, in our view, compromising quality.

We thank you for your confidence in Causeway International Small Cap Fund and look forward to serving you in the future.

March 31, 2021

Joseph Gubler	Arjun Jayaraman	MacDuff Kuhnert	Ryan Myers
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

4	Causeway International Small Cap Fund

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies involve additional risks and typically exhibit higher volatility. Diversification does not prevent all investment losses. Forward earnings yield is the next-twelve-months projected earnings yield (earnings-per-share/price) projected by industry analysts.

(1) Alpha — Excess returns relative to the Fund’s benchmark.

The Causeway International Small Cap strategy uses quantitative factors that can be grouped into six categories. The relative return attributed to a factor is the difference between the equally-weighted average return of the highest ranked quintile of companies in the strategy’s universe and that of the lowest ranked quintile of companies based on that factor.

Causeway International Small Cap Fund	5

March 31, 2021
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class	66.19%	2.15%	8.70%	7.65%
Investor Class	65.76%	1.93%	8.47%	7.42%
MSCI ACWI ex USA Small Cap Index (Gross)	70.42%	7.02%	10.82%	9.07%

*	Inception is October 20, 2014.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2022. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2021 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.46% and 1.71% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.10% and 1.35% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI ex USA Small Cap Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of smaller capital stocks in developed and emerging markets, excluding the US market, consisting of 48 country indices. The Index covers approximately 14% of the free float adjusted market capitalization in each country. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2021 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value

COMMON STOCK

Australia — 8.5%

Austal Ltd.	108,330	$184

Australian Pharmaceutical Industries Ltd.	670,440	652

Harvey Norman Holdings Ltd.	175,390	763

JB Hi-Fi Ltd.	28,900	1,137

Metcash Ltd.	393,817	1,101

Mineral Resources Ltd.	45,480	1,313

		5,150

Belgium — 0.4%

bpost S.A.[1]	26,866	257

Brazil — 0.8%

Cia de Saneamento do Parana[1]	75,600	296

Qualicorp Consultoria e Corretora de Seguros SA	15	—

Transmissora Alianca de Energia Eletrica SA	25,400	176

		472

Canada — 7.3%

AGF Management Ltd., Class B	135,558	808

Canaccord Genuity Group Inc.	28,000	256

Celestica Inc.[1]	24,400	204

Cominar Real Estate Investment Trust, Class Trust Unit[2]	41,800	310

Interfor Corp.[1]	48,391	1,090

Labrador Iron Ore Royalty Corp.	23,700	698

Martinrea International Inc.	16,900	165

North West Co. Inc.	15,800	459

Transcontinental Inc., Class A	22,376	394

		4,384

China — 5.0%

China Aoyuan Group Ltd.	275,341	296

China Overseas Grand Oceans Group Ltd.	618,000	404

Daqo New Energy Corp. ADR[1]	4,762	360

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value

China — (continued)

FinVolution Group ADR	66,751	$468

Huaxin Cement Co. Ltd., Class B	398,080	859

IGG Inc.	233,000	300

Lonking Holdings Ltd.	730,000	310

		2,997

Denmark — 1.3%

D/S Norden	12,607	292

Per Aarsleff Holding A/S	4,662	203

Scandinavian Tobacco Group A	15,540	298

		793

France — 1.5%

Derichebourg S.A.	40,603	332

Fnac Darty S.A.[1]	5,535	340

Television Francaise[1]	22,540	205

		877

Germany — 3.1%

CECONOMY AG1	48,530	281

Hornbach Holding AG & Co. KGaA	2,026	197

Rheinmetall AG	6,095	617

TAG Immobilien AG	11,132	318

Wuestenrot & Wuerttembergische AG	22,764	475

		1,888

Hong Kong — 4.0%

Kerry Properties Ltd.	161,165	519

Pacific Textiles Holdings Ltd.	294,000	188

SITC International Holdings Co. Ltd.	386,000	1,309

Texhong Textile Group Ltd.	13,000	19

VTech Holdings Ltd.	44,600	402

		2,437

The accompanying notes are an integral part of the financial statements.

8	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value

India — 1.7%

Indiabulls Housing Finance Ltd.	57,191	$154

Oil India Ltd.	63,094	106

Power Finance Corp. Ltd.	473,763	737

		997

Indonesia — 1.0%

Erajaya Swasembada[1]	9,017,500	313

Indo Tambangraya Megah Tbk PT	379,600	299

		612

Italy — 1.8%

Azimut Holding SpA	13,537	309

Unipol Gruppo SpA[1]	142,882	797

		1,106

Japan — 15.4%

Akatsuki Inc.	7,600	307

BML Inc.	1,000	35

Canon Marketing Japan Inc.	8,600	191

Capcom Co. Ltd.	31,400	1,019

Credit Saison Co. Ltd.	61,500	738

Daiwabo Holdings Co. Ltd.	33,000	501

EDION Corp.	19,000	213

GungHo Online Entertainment Inc.	34,600	683

H.U. Group Holdings Inc.	26,700	896

Haseko Corp.	61,500	861

Hosiden Corp.	22,500	235

Japan Petroleum Exploration Co. Ltd.	13,900	258

Kandenko Co. Ltd.	24,600	216

Komeri Co. Ltd.	7,800	217

K’s Holdings Corp.	47,200	648

Kumagai Gumi Co. Ltd.	11,800	320

Mixi Inc.	16,700	418

Sawai Pharmaceutical Co. Ltd.	8,300	396

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value

Japan — (continued)

Seino Holdings Co. Ltd.	4,200	$58

Sumitomo Forestry Co. Ltd.	13,000	280

Takeuchi Manufacturing Co. Ltd.	12,800	358

Toho Holdings Co. Ltd.	14,700	269

Yuasa Trading Co. Ltd.	5,300	149

		9,266

Malaysia — 0.5%

Kossan Rubber Industries	408,400	321

Netherlands — 5.5%

ASR Nederland NV	27,446	1,230

BE Semiconductor Industries NV	15,780	1,322

Eurocommercial Properties NV1,2	15,200	335

PostNL NV	84,533	410

		3,297

Norway — 1.6%

BW LPG Ltd.	49,934	342

Europris ASA	36,145	217

Golden Ocean Group Ltd.[1]	55,944	387

		946

Singapore — 1.4%

Hutchison Port Holdings Trust, Class U	796,500	179

Yanlord Land Group Ltd.	744,300	686

		865

South Korea — 9.1%

Daesang Corp.	12,834	285

DGB Financial Group Inc.	59,350	443

DL Holdings Co. Ltd.	2,227	172

GS Home Shopping Inc.	1,320	175

Hyosung TNC Corp.	2,401	1,216

Hyundai Home Shopping Network Corp.	2,379	170

The accompanying notes are an integral part of the financial statements.

10	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value

South Korea — (continued)

Hyundai Wia Corp.	1,194	$81

JB Financial Group Co. Ltd.	35,924	208

KIWOOM Securities Co. Ltd.	4,810	536

Korea Petrochemical Industries Co. Ltd.	3,648	1,049

LG International Corp.	15,557	438

LOTTE Himart Co. Ltd.	6,784	251

Meritz Fire & Marine Insurance Co. Ltd.	25,076	429

		5,453

Sweden — 4.3%

Avanza Bank Holding AB	13,769	428

Axfood AB	24,599	588

Kindred Group PLC[1]	76,498	1,346

Nobina AB1	26,769	225

		2,587

Switzerland — 0.7%

ALSO Holding AG1	1,511	433

Taiwan — 9.9%

Arcadyan Technology Corp.	188,000	764

Elan Microelectronics Corp.	30,000	206

Everlight Electronics Co. Ltd.	221,000	358

General Interface Solution Holding Ltd.	198,000	871

Gigabyte Technology Co. Ltd.	53,000	185

Radiant Opto-Electronics Corp.	222,000	988

Simplo Technology	51,320	667

Supreme Electronics Co. Ltd.	255,000	383

Yang Ming Marine Transport Corp.[1]	1,170,000	1,546

		5,968

Thailand — 2.7%

AP Thailand	1,011,800	265

Sansiri PCL	1,680,000	58

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value

Thailand — (continued)

Sri Trang Agro-Industry	724,300	$1,084

Supalai	307,100	210

		1,617

Turkey — 0.8%

Dogan Sirketler Grubu Holdings	441,205	173

Turk Traktor ve Ziraat Makineleri AS	12,040	301

		474

United Kingdom — 8.4%

Centamin PLC	17,486	25

Central Asia Metals PLC	48,555	167

Dixons Carphone PLC	183,641	362

Evraz PLC	145,506	1,160

Go-Ahead Group PLC	1,136	21

Indivior PLC[1]	257,160	450

Investec PLC	120,348	364

Keller Group PLC	26,995	299

Morgan Sindall Group PLC	15,779	384

Redde Northgate PLC	116,985	497

Royal Mail PLC	191,373	1,331

		5,060

Total Common Stock

(Cost $46,898) — 96.7%		58,257

PREFERENCE STOCK

Brazil — 0.5%

Cia Paranaense de Energia[1]	235,000	298

The accompanying notes are an integral part of the financial statements.

12	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value

Germany — 0.4%

Draegerwerk AG & Co. KGaA	2,864	$230

Total Preference Stock

(Cost $501) — 0.9%		528

Total Investments — 97.6%

(Cost $47,399)		58,785

Other Assets in Excess of Liabilities — 2.4%		1,432

Net Assets — 100.0%		$60,217

*	Except for share data.
1	Non-income producing security.
2	Real Estate Investment Trust.
ADR	American Depositary Receipt

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$5,150	$—	$—	$5,150
Belgium	257	—	—	257
Brazil	472	—	—	472
Canada	4,384	—	—	4,384
China	2,997	—	—	2,997
Denmark	793	—	—	793
France	877	—	—	877
Germany	1,888	—	—	1,888
Hong Kong	2,437	—	—	2,437
India	997	—	—	997
Indonesia	612	—	—	612
Italy	1,106	—	—	1,106
Japan	8,870	396	—	9,266
Malaysia	321	—	—	321
Netherlands	3,297	—	—	3,297

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	13

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2021 (Unaudited)

Investments in Securities	Level 1	Level 2	Level 3	Total
Norway	$946	$—	$—	$946
Singapore	865	—	—	865
South Korea	5,453	—	—	5,453
Sweden	2,587	—	—	2,587
Switzerland	433	—	—	433
Taiwan	5,968	—	—	5,968
Thailand	—	1,617	—	1,617
Turkey	474	—	—	474
United Kingdom	5,060	—	—	5,060

Total Common Stock	56,244	2,013	—	58,257

Preference Stock
Brazil	298	—	—	298
Germany	230	—	—	230

Total Preference Stock	528	—	—	528

Total Investments in Securities	$56,772	$2,013	$—	$58,785

For the six months ended March 31, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—“ are $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Small Cap Fund

SECTOR DIVERSIFICATION

As of March 31, 2021, the sector diversification was as follows (Unaudited):

Causeway International Small Cap Fund	Common Stock	Preference Stock	% of Net Assets

Industrials	19.5%	0.0%	19.5%

Consumer Discretionary	17.0	0.0	17.0

Financials	13.4	0.0	13.4

Information Technology	13.1	0.0	13.1

Materials	11.1	0.0	11.1

Real Estate	5.6	0.0	5.6

Health Care	5.1	0.4	5.5

Communication Services	4.8	0.0	4.8

Consumer Staples	4.6	0.0	4.6

Energy	1.7	0.0	1.7

Utilities	0.8	0.5	1.3

Total	96.7	0.9	97.6
Other Assets in Excess of Liabilities			2.4

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	15

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL SMALL CAP FUND

3/31/21
ASSETS:
Investments at Value (Cost $47,399)	$58,785
Foreign Currency (Cost $75)	75
Receivable for Investment Securities Sold	2,877
Receivable for Dividends	365
Receivable for Tax Reclaims	78
Receivable for Fund Shares Sold	21
Prepaid Expenses	19

Total Assets	62,220

LIABILITIES:
Payable for Investment Securities Purchased	1,579
Payable for Fund Shares Redeemed	90
Payable Due to Adviser	29
Payable Due to Administrator	2
Due to Custodian	218
Accrued Foreign Capital Gains Tax on Appreciated Securities	8
Unrealized Depreciation on Spot Foreign Currency Contracts	1
Payable for Trustees’ Fees	1
Other Accrued Expenses	75

Total Liabilities	2,003

Net Assets	$60,217

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$56,120
Total Distributable Earnings	4,097

Net Assets	$60,217

Net Asset Value Per Share (based on net assets of $57,973,333 ÷ 4,572,513 shares) — Institutional Class	$12.68

Net Asset Value Per Share (based on net assets of $2,244,071 ÷ 176,865 shares) — Investor Class	$12.69

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Small Cap Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL SMALL CAP FUND

10/01/20 to 3/31/21
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $226)	$627

Total Investment Income	627

EXPENSES:
Investment Advisory Fees	297
Custodian Fees	49
Transfer Agent Fees	30
Professional Fees	23
Registration Fees	15
Printing Fees	14
Administration Fees	10
Pricing Fees	9
Line of Credit	3
Shareholder Service Fees — Investor Class	2
Trustees’ Fees	1
Other Fees	3

Total Expenses	456

Waiver of Investment Advisory Fees	(127)

Total Waiver	(127)

Net Expenses	329

Net Investment Income	298

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	6,679
Net Realized Loss from Foreign Currency Transactions	(24)
Net Change in Unrealized Appreciation on Investments	6,689
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	124

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	13,468

Net Increase in Net Assets Resulting from Operations	$13,766

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	17

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL SMALL CAP FUND

	10/01/20 to 3/31/21 (Unaudited)	10/01/19 to 9/30/20
OPERATIONS:
Net Investment Income	$298	$2,013
Net Realized Gain (Loss) on Investments	6,679	(6,004)
Net Realized Loss from Foreign Currency Transactions	(24)	(50)
Net Change in Unrealized Appreciation on Investments	6,689	4,812
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	124	(124)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	(3)

Net Increase in Net Assets Resulting From Operations	13,766	644

DISTRIBUTIONS:
Institutional Class	(1,870)	(3,087)
Investor Class	(65)	(66)

Total Distributions to Shareholders	(1,935)	(3,153)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(25,764)	164

Total Decrease in Net Assets	(13,933)	(2,345)

NET ASSETS:
Beginning of Period	74,150	76,495

End of Period	$60,217	$74,150

(1)	See Note 7 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Small Cap Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2021 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL SMALL CAP FUND
Institutional
2021(1)	10.41	0.06	2.62	2.68	(0.41)	—	(0.41)	—
2020	10.75	0.27	(0.17)	0.10	(0.44)	—	(0.44)	—
2019	12.39	0.39	(1.71)	(1.32)	(0.32)	—	(0.32)	—	(2)
2018	13.56	0.41	(0.48)	(0.07)	(0.38)	(0.72)	(1.10)	—	(2)
2017	10.91	0.26	2.68	2.94	(0.29)	—	(0.29)	—
2016	10.12	0.21	0.82	1.03	(0.24)	—	(0.24)	—
Investor
2021(1)	10.41	0.06	2.61	2.67	(0.39)	—	(0.39)	—
2020	10.75	0.25	(0.18)	0.07	(0.41)	—	(0.41)	—
2019	12.38	0.32	(1.66)	(1.34)	(0.29)	—	(0.29)	—	(2)
2018	13.55	0.37	(0.50)	(0.13)	(0.36)	(0.72)	(1.08)	0.04
2017	10.90	0.26	2.65	2.91	(0.26)	—	(0.26)	—
2016	10.10	0.16	0.82	0.98	(0.21)	—	(0.21)	0.03

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Small Cap Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

12.68	26.28	57,973	1.10	1.53	1.00	38
10.41	0.60	72,577	1.14	1.46	2.73	99
10.75	(10.47)	74,767	1.15	1.51	3.63	92
12.39	(0.84)	35,447	1.24	1.97	3.17	86
13.56	27.77	11,218	1.30	3.08	2.27	91
10.91	10.29	8,795	1.30	3.42	2.05	108

12.69	26.11	2,244	1.35	1.78	0.97	38
10.41	0.33	1,573	1.38	1.70	2.48	99
10.75	(10.62)	1,728	1.40	1.80	3.02	92
12.38	(1.00)	2,434	1.49	2.24	2.83	86
13.55	27.45	905	1.55	3.31	2.23	91
10.90	10.08	386	1.55	3.68	1.51	108

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Small Cap Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 20, 2014. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of March 31, 2021, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

22	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

As of and during six months ended March 31, 2021, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under

Causeway International Small Cap Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an

24	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested earned interest and are available on the same business day.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2022 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of Institutional Class and Investor Class average daily net assets. Prior to July 1, 2020, the Adviser had contractually agreed to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.15% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2021, the Adviser waived $126,898 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2021, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2021, approximately $9,205 (000) of Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2021, for the Fund were as follows (000):

Purchases	Sales
$22,234	$49,517

Causeway International Small Cap Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

5.	Risks of Foreign and Small Cap Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of other infectious diseases.

The Fund invests a significant portion of its assets in the securities of smaller capitalization companies. Investments in smaller companies involve additional risks and typically exhibit higher volatility. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are

26	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2020, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $131,907.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2020 and September 30, 2019 was as follows (000):

	Ordinary Income	Total
2020	$3,153	$3,153
2019	1,010	1,010

As of September 30, 2020, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,863
Capital Loss Carryforwards	(7,175)
Post October Losses	(6,176)
Unrealized Appreciation	3,754

Total Accumulated Losses	$(7,734)

Post-October losses represent losses realized on investment transactions from November 1, 2019 through September 30, 2020, that, in accordance with Federal income tax regulations, the funds elect to defer and treat as having arisen in the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$6,539	$636	$7,175

For the fiscal year ended September 30, 2020, the Fund did not use any capital loss carryforwards.

At March 31, 2021, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$47,399	$12,980	$(1,594)	$11,386

Causeway International Small Cap Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2021 (Unaudited)		Fiscal Year Ended September 30, 2020
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	299	$3,409	1,283	$11,993
Shares Issued in Reinvestment of Dividends and Distributions	167	1,870	192	2,170
Shares Redeemed	(2,864)	(31,335)	(1,457)	(13,944)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(2,398)	(26,056)	18	219

Investor Class
Shares Sold	40	460	53	540
Shares Issued in Reinvestment of Dividends and Distributions	6	65	6	66
Shares Redeemed	(20)	(233)	(69)	(661)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	26	292	(10)	(55)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(2,372)	$(25,764)	8	$164

8.	Significant Shareholder Concentration

As of March 31, 2021, four of the Fund’s shareholders of record owned 89% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is a party to an agreement which enables it to participate

28	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 16, 2022. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.20% per annum. As of March 31, 2021, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway International Small Cap Fund	29

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2020 to March 31, 2021).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

30	Causeway International Small Cap Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Small Cap Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,262.80	1.10%	$6.21

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.45	1.10%	$5.54

Actual Fund Return
Investor Class	$1,000.00	$1,261.10	1.35%	$7.61

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.20	1.35%	$6.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

Causeway International Small Cap Fund	31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from January 1, 2020 through December 31, 2020. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

32	Causeway International Small Cap Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.

CCM-SA-010-0700

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR § 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie Fermelia
Gracie Fermelia,
President

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie Fermelia
Gracie Fermelia,
President

Date: June 9, 2021

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: June 9, 2021